UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 1, 2016

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Material Definitive Agreements

On June 2, 2016 LTC Properties, Inc. (“LTC” or the “Corporation”) entered into an Amended and Restated Note Purchase and Private Shelf Agreement (the “Agreement”) with AIG Asset Management (U.S.), LLC (“AIG”).  The Agreement amends and restates the previous note purchase and private shelf agreement with AIG dated August 4, 2015.

The Agreement provides for the issuance of up to an aggregate of $40.0 million senior unsecured promissory notes to AIG in addition to $100.0 million of previously issued senior unsecured promissory notes outstanding to AIG.  The Agreement provides that any notes sold by LTC to AIG will be in amounts at fixed interest rates and have maturity dates (each note to have a final maturity not greater than 15 years and an average life not greater than 12 years from the date of issuance).

The Agreement also contains covenants that are substantially similar to the covenants in LTC’s existing credit facility, including requirements to maintain financial ratios such as debt to asset value ratios. Maximum total indebtedness shall not exceed 50% of total asset value as defined in the Agreement. Borrowings are limited by reference to the value of unencumbered assets and maximum unsecured debt shall not exceed 60% of the unencumbered asset value as defined in the Agreement. Other similar covenants include limitations on LTC and its subsidiaries’ abilities to (i) incur liens, (ii) make investments, (iii) engage in mergers or consolidations or sell its properties, and (iv) enter agreements that restrict the ability of subsidiaries of LTC to make dividend payments or loans to LTC.

The description herein of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2016, the Compensation Committee of the Board of Directors of LTC approved a Form of Performance Based Market Stock Unit Agreement (the “Unit Agreement”) to be used to set forth the terms of grants of performance based market stock units to certain participants under the 2015 Equity Participation Plan of LTC.

The market stock units underlying the grant memorialized by the Unit Agreement will vest upon the Compensation Committee’s certification that LTC has achieved certain specified goals based on the total shareholder return (“TSR”). The Unit Agreement contemplates that there will be a four-year service period with opportunity to accelerate earn out for TSR performance over three years. Pursuant to the Unit Agreement, a participant will forfeit the unvested units in the event that the participant voluntarily ceases to be an employee, consultant, or director of LTC or in the event that LTC fails to meet the specified performance goals for the performance period to which the vesting of such unvested market stock unit is tied.

The description herein of the Unit Agreement is qualified in its entirety by reference to the Unit Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.03. — Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On June 2, 2016, LTC filed Articles Supplementary to the charter of the Corporation (the “Charter”) with the State Department of Assessments and Taxation of Maryland (the “Department”) effecting the reclassification of the Corporation’s Series C Convertible Preferred Stock (“Series C Preferred Stock”) as authorized but unissued and unclassified shares of Preferred Stock of the Corporation.  On June 2, 2016, LTC filed Articles of Restatement with the Department to consolidate all of its outstanding charter documents into a single instrument.  The Articles Supplementary and Articles of Restatement became effective upon filing with the Department.

No shares of Series C Preferred Stock were outstanding immediately prior to the Articles Supplementary becoming effective.  As previously disclosed, the sole holder the Series C Preferred Stock elected to convert all of the total number of outstanding shares of Series C Preferred Stock into shares of LTC common stock during the fourth quarter of 2015.

The descriptions herein of the Articles Supplementary and the Articles of Restatement are qualified in their entirety by reference to the Articles Supplementary and the Articles of Restatement, copies of which are filed herewith as Exhibits 3.1.1 and 3.1.2, respectively, and incorporated herein by reference.  Except as described in this Current Report on Form 8-K, the Articles Supplementary and Articles of Restatement did not amend, alter or modify any other terms or provisions of the Corporation’s Charter.

Item 5.07. — Submission of Matters to a Vote of Security Holders

On June 2, 2016, LTC held its 2016 Annual Meeting of Stockholders in Westlake Village, California.  At the Annual Meeting, the following matters were considered and voted upon:

Proposal No. 1:  Stockholders elected five directors to serve on the Board of Directors of LTC for the ensuing year and until the election and qualification of their respective successors, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Boyd W. Hendrickson	29,179,667	140,352	66,070	6,700,841
James J. Pieczynski	29,224,413	94,712	66,964	6,700,841
Devra G. Shapiro	29,209,047	111,078	65,964	6,700,841
Wendy L. Simpson	28,839,181	481,482	65,426	6,700,841
Timothy J. Triche, M.D.	29,178,491	138,061	69,537	6,700,841

Proposal No. 2:  Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of LTC for fiscal 2016, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
35,812,464	176,071	98,395	-0-

Proposal No. 3:  Stockholders approved, on an advisory basis, the compensation of the named executive officers of LTC, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
27,974,577	1,230,924	180,588	6,700,841

Item 9.01. — Financial Statements and Exhibits

3.1.1                     LTC Properties Inc. Articles Supplementary Redesignation and Reclassification of 2,000,000 of Shares of Series C Convertible Preferred Stock as Preferred Stock

3.1.2                     LTC Properties Inc. Articles of Restatement

10.1                        Amended and Restated Note Purchase and Private Shelf Agreement between LTC Properties, Inc. and AIG Asset Management (U.S.) LLC dated June 2, 2016

10.2+                 Form of Performance Based Market Stock Unit Agreement

+ Management contract or compensatory plan or arrangement in which an executive officer or director of the Company participates

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: June 6, 2016	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President